                                                                    Exhibit 10.1


                            WIT SOUNDVIEW GROUP, INC.
                             STOCK INCENTIVE PLAN(1)
               (INCLUDING AMENDMENTS MADE THROUGH JANUARY 22, 2001)


1.       RESTATEMENT, PURPOSE AND TYPES OF AWARDS

         Wit SoundView Group, Inc., a Delaware corporation (the "Corporation"), maintained the Wit SoundView Group, Inc. and Its Subsidiaries Stock Option and Restricted Stock Purchase Plan (the "Prior Plan"). The Prior Plan is hereby amended and restated, as set forth herein (the "Plan"), effective March 1, 1999, subject to the approval of the shareholders of the Corporation within twelve months of such effective date. Notwithstanding anything herein to the contrary, nothing in this Plan shall adversely affect the rights or obligations, under any Award granted under the Prior Plan, of any grantee or holder of the Award without such person's approval.

         The purpose of the Plan is to promote the long-term growth and profitability of the Corporation by: (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation; and (ii) enabling the Corporation to attract, retain and reward the best-available persons.

         The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance and other awards, or any combination of the foregoing.

2.       DEFINITIONS

         Under this Plan, except where the context otherwise indicates, the following definitions apply:

         (a) "AFFILIATE" shall mean any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Corporation (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

         (b) "AWARD" shall mean any stock option, stock appreciation right, stock award, phantom stock award, or performance award.

         (c) "BOARD" shall mean the Board of Directors of the Corporation.

         (d) "CHANGE IN CONTROL" shall be deemed to have occurred if:

                  (i) the date of the acquisition by any "person" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), excluding the Corporation or any of its subsidiaries or affiliates or any employee benefit plan sponsored by any of the foregoing, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of the Threshold Percentage (as defined herein) or more of either (x) the then outstanding shares of common stock of the Corporation or (y) the then outstanding voting securities entitled to

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(1) Adjusted to reflect increase in authorized shares from 20,000,000 to 25,000,000 approved by shareholders on May 28, 1999, 7 for 10 reverse split on June 2, 1999, increase of authorized shares from 17,500,000 to 27,350,000 approved by shareholders on January 27, 2000 and additional 20,000,000 shares added by Board of Directors on January 22, 2001.

                           vote generally in the election of directors. For purposes of Awards granted before January 22, 2001, the Threshold Percentage shall be 25%, and for purposes of Awards granted on or after January 22, 2001, the Threshold Percentage shall be 50%; or

                  (ii) the date the individuals who constitute the Board as of the date of the Corporation's initial public offering (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board, provided that any individual becoming a director subsequent to the effective date of the initial public offering whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than any individual whose nomination for election to Board membership was not endorsed by the Corporation' management prior to, or at the time of, such individual's initial nomination for election) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board; or

                  (iii) the consummation of a merger, consolidation, recapitalization, reorganization, sale or disposition of all or a substantial portion of the Corporation's assets, a reverse stock split of outstanding voting securities, the issuance of shares of stock of the Corporation in connection with the acquisition of the stock or assets of another entity, provided, however, that a Change in Control shall not occur under this clause (iii) if consummation of the transaction would result in at least 51% of the total voting power represented by the voting securities of the Corporation (or, if not the Corporation, the entity that succeeds to all or substantially all of the Corporation's business) outstanding immediately after such transaction being beneficially owned (within the meaning of Rule 13d-3 promulgated pursuant to the Exchange Act) by at least 75% of the holders of outstanding voting securities of the Corporation immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction.

         (e) "CODE" shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

         (f) "COMMON STOCK" shall mean shares of common stock of the Corporation, $.01 par value.

         (g) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         (h) "FAIR MARKET VALUE" of a share of the Corporation's Common Stock for any purpose at particular date shall be determined by the Administrator using such methods and procedures as it shall from time to time determine in good faith; provided, however, that (i) if the shares of the Common Stock are traded on a registered national securities exchange or through a market operated by the Nasdaq Stock Market, Inc., (including the OTC Bulletin Board), the last regular way sales price for the primary trading session reported through any applicable consolidated or other transaction reporting plan approved by the SEC pursuant to the Exchange Act or (ii) if there was no such sale on a given day, the average of the closing bid and asked prices reported through any applicable quotation reporting plan approved by the SEC.

         (i) "GRANT AGREEMENT" shall mean a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan.

         (j) "PARENT" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Code section 424(e), or any successor thereto.

         (k) "SUBSIDIARY" AND "SUBSIDIARIES" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto.

3.       ADMINISTRATION

         (a) ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time (the Board, committee or committees hereinafter referred to as the "Administrator").

         (b) POWERS OF THE ADMINISTRATOR. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

         The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment or other relationship with the Corporation; and (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

         The Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

         (c) NON-UNIFORM DETERMINATIONS. The Administrator's determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

         (d) LIMITED LIABILITY. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

         (e) INDEMNIFICATION. To the maximum extent permitted by law and by the Corporation's charter and by-laws, the members of the Administrator shall be indemnified by the Corporation in respect of all their activities under the Plan.

         (f) EFFECT OF ADMINISTRATOR'S DECISION. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Corporation, and their respective successors in interest.

4.       SHARES AVAILABLE FOR THE PLAN; MAXIMUM AWARDS

         (a)      SHARES AVAILABLE. Subject to adjustments as provided in
                  Section 7(d), the shares of Common Stock that may be issued with respect to Awards granted under the Plan (including, for purposes of this Section 4, the Prior Plan) shall not exceed an aggregate of 47,350,000 shares of Common Stock. The Corporation shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(d). If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Corporation in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), the shares subject to such Award and the surrendered shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to the Corporation in connection with any Award or that are forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

         (b) ANNUAL PER-PERSON LIMITS. During any calendar year, no participant may be granted Awards that may be settled by delivery of more than 1million shares of Common Stock, subject to adjustment as provided in Section 7(d). In addition, with respect to Awards that may be settled in cash (in whole or in part), no participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Common Stock set forth in the preceding sentence at the date of grant or the date of settlement of the Award. This provision sets forth two separate limitations, so that Awards that may be settled solely by delivery of Common Stock will not operate to reduce the amount of cash-only Awards, and vice versa; nevertheless, Awards that may be settled in Common Stock or cash must not exceed either limitation.

5.       PARTICIPATION

         Participation in the Plan shall be open to all employees, officers, directors, and consultants of the Corporation, or of any Affiliate of the Corporation, as may be selected by the Administrator from time to time.

6.       AWARDS

         The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement.

         (a) STOCK OPTIONS. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonqualified stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation. Options intended to qualify as incentive stock options under Code section 422 must have an exercise price at least equal to Fair Market Value on the date of grant, but nonqualified stock options may be granted with an exercise price less than Fair Market Value. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

         (b) STOCK APPRECIATION RIGHTS. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights ("SAR"). An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of
(i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Corporation of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

         (c) STOCK AWARDS. The Administrator may from time to time grant restricted or unrestricted stock Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock Award may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator.

         (d) PHANTOM STOCK. The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units ("phantom stock") in such amounts and on such terms and conditions as it shall determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Corporation's assets. An Award of phantom stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee.

         (e) PERFORMANCE AWARDS. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on the Corporation's or an Affiliate's operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Corporation or an Affiliate as a whole, over such performance period as the Administrator may designate.

         (f) OTHER AWARDS. The Administrator may, in its discretion, grant other awards in such number, and upon such terms, and at any time and from time to time, as shall be determined by the Administrator. Such awards may be denominated in cash, in shares of Common Stock, in share-equivalent units, in share appreciation units, in securities or debentures convertible into Common Stock or in a combination of the foregoing and may be paid in cash or in shares of Common Stock, all as determined by the Administrator. Such awards may be issued alone or in tandem with other awards as described above, may be granted based on or subject to performance measures, and may relate to annual bonus or long-term performance awards.

7.       MISCELLANEOUS

         (a) WITHHOLDING OF TAXES. Grantees and holders of Awards shall pay to the Corporation or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Corporation or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Corporation or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

         (b) LOANS. The Corporation or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

         (c) TRANSFERABILITY. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

         (d) ADJUSTMENTS; BUSINESS COMBINATIONS. In the event of changes in the Common Stock of the Corporation by reason of any stock dividend, spin-off, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator shall, in its discretion, make appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 of the Plan and to the number, kind and price of shares covered by outstanding Awards, and shall, in its discretion and without the consent of holders of Awards, make any other adjustments in outstanding Awards, including but not limited to reducing the number of shares subject to Awards or providing or mandating alternative settlement methods such as settlement of the Awards in cash or in shares of Common Stock or other securities of the Corporation or of any other entity, or in any other matters which relate to Awards as the Administrator shall, in its sole discretion, determine to be necessary or appropriate.

         Notwithstanding anything in the Plan to the contrary and without the consent of holders of Awards, the Administrator, in its sole discretion, may make any modifications to any Awards, including but not limited to cancellation, forfeiture, surrender or other termination of the Awards in whole or in part regardless of the vested status of the Award, in order to facilitate any business combination that is authorized by the Board to comply with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

         The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Corporation, or the financial statements of the Corporation or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

         (e) SUBSTITUTION OF AWARDS IN MERGERS AND ACQUISITIONS. Awards may be granted under the Plan from time to time in substitution for Awards held by employees or directors of entities who become or are about to become employees or directors of the Corporation or an Affiliate as the result of a merger or consolidation of the employing entity with the Corporation or an Affiliate, or the acquisition by the Corporation or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

         (f) ACCELERATION OF VESTING UPON A CHANGE IN CONTROL. ACCELERATION OF VESTING UPON A CHANGE IN CONTROL. Notwithstanding any other provision of the Plan to the contrary, all conditions and/or restrictions relating to the continued performance of services and/or the achievement of performance objectives with respect to the exercisability or full enjoyment of an Award shall lapse immediately prior to a Change in Control; PROVIDED, HOWEVER, that such lapse shall not occur if it is intended that the transaction constituting such Change in Control be accounted for as a pooling of interests under Accounting Principles Board Opinion No. 16 (or any successor thereto), and operation of this Section 7(f) would otherwise violate Paragraph 47(c) thereof; and PROVIDED FURTHER, that the automatic lapse of conditions and restrictions provided for under this Section 7(f) shall not apply to an Award if and to the extent that the Administrator so specifies in the original Grant Agreement evidencing such Award or, with the written consent of the affected Participant, in an amendment to an outstanding Grant Agreement(2).

         (g) TERMINATION, AMENDMENT AND MODIFICATION OF THE PLAN. The Board may terminate, amend or modify the Plan or any portion thereof at any time.

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(2) Sections 7(f) and 2(d) were added by amendment on October 14, 1999 and further amended on January 22, 2001.

         (h) NON-GUARANTEE OF EMPLOYMENT OR SERVICE. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Corporation or shall interfere in any way with the right of the Corporation to terminate such service at any time with or without cause or notice.

         (i) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Corporation pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

         (j) GOVERNING LAW. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of New York without regard to its conflict of laws principles.

         (k) EFFECTIVE DATE; TERMINATION DATE. The Plan is effective as of March 1, 1999, the date on which the Plan, as an amendment and restatement of the Prior Plan, was approved by the Board, subject to the approval of the stockholders of the Corporation within twelve months of such effective date. No Award shall be granted under the Plan after the close of business March 1 2009. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Stockholders: April 6, 1999; amended January 27,2000; and Amended by Board of Directors on January 22, 2001.